Filed pursuant to Rules 497(e) and 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO LGM Emerging Markets Equity Fund

(the “Fund”)

Supplement dated September 23, 2019 to the Prospectus dated April 1, 2019, as supplemented, and the Summary Prospectus dated December 28, 2018

Damian Bird, Irina Hunter, and Rishikesh Patel are co-portfolio managers of the Fund. All members of the team share investment decision making responsibilities with respect to the Fund. Effective November 26, 2019, Mr. Bird will depart LGM Investments Limited, the subadviser to the Fund, and relinquish all portfolio management duties.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this Supplement with your Prospectus and

Summary Prospectus for future reference.